Exhibit 10.2

HERITAGE COMMERCE CORP
2013 EQUITY INCENTIVE PLAN
STOCK OPTION AGREEMENT

Capitalized terms used without definition in this Stock Option Agreement (the “Option Agreement”) shall have the meanings given such terms in the Heritage Commerce Corp 2013 Equity Incentive Plan (the “Plan”).

I.
NOTICE OF STOCK OPTION GRANT
TO:

1.                                      Option.  You have been granted an option to purchase shares of common stock (the “Shares”) of Heritage Commerce Corp, a California corporation (the “Company”), subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Date of Grant:
Exercise Price per Share:	$
Total Number of Shares Granted:
Total Exercise Price:	$
Expiration Date:	10 Years From Date of Grant

2.                                      Vesting and Expiration: Vesting at 1/1460th of the grant per day until vested.

3.                                      Termination. So long as the Optionee maintains Service as a Director, Employee or Consultant, the Option may be exercised, in whole or in part, with respect to any vested Shares, anytime prior to the Expiration Date. If the Optionee’s Service as a Director, Employee or Consultant terminates for any reason, the Optionee shall have that amount of time set forth in Section 6.4 of the Plan to exercise any vested Shares, after which time the Option shall expire.

II.
AGREEMENT

1.                                      Grant of Option. The Company hereby grants to the Optionee (the “Optionee”) named in the Notice of Stock Option Grant set forth above (the “Notice of Grant”) an option (the “Option”) to purchase the total number of Shares set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the “Exercise Price”), subject to the terms, definitions and provisions of the Plan, which is incorporated herein by reference.

2.                                      Exercise of Option.

(a)                                 Right to Exercise. The Option shall be exercisable prior to its expiration date only, in accordance with the Vesting Schedule set out in the Notice of Grant and with the applicable provisions of the Plan and this Option Agreement.

(b)                                 Method of Exercise. The Option shall be exercisable by written notice which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as to the Optionee’s investment intent with respect to the Shares as may be required by the Company pursuant to the provisions of the Plan. Such notice is attached hereto as Exhibit A. The written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the Exercise Price. The Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

(c)                                  Compliance with Law. No Shares will be issued pursuant to the exercise of any Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such shares.

3.                                      Method of Payment.  Except as otherwise provided below, payment of the Exercise Price must be made (i) in cash, by check or in cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of Company common stock owned by the Optionee having a Fair Market Value not less than the exercise price, (iii) by delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a “Cashless Exercise”), (iv) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (v) by any combination thereof. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of common stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock. Unless otherwise provided by the Committee, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of common stock unless such shares either have been owned by the Optionee for more than six (6) months (and not used for another Option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.  The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise, including with respect to one or more Optionees specified by the Company notwithstanding that such program or procedures may be available to other Optionees.

4.                                      Non-Transferability of Option. The Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee; provided, however, that any Nonstatutory Stock Option may be transferred by Optionee to any member of Optionee’s immediate family, to a partnership the members of which (other than Optionee) are all members of Optionee’s immediate family, or to a family trust the beneficiaries of which (other than Optionee) are all members of Optionee’s immediate family. The terms of the Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

5.                                      Restrictions on Transfer. All certificates representing Shares purchased under this Option Agreement may be imprinted with an appropriate legend with respect to any applicable restriction on transfer. The Company may issue appropriate stop-transfer instructions to its transfer agent to ensure compliance with these transfer restrictions.  The Company shall not be required to transfer on its books any Shares that have been sold or transferred in violation of any of the provisions of the Plan or this Option Agreement, or to treat as the owner of such Shares or to accord the right to vote or pay dividends to any purchaser or transferee to whom such Shares has been sold or transferred.

6.                                      Acknowledgments of Optionee.

(a)                                 NO RIGHT OF EMPLOYMENT. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION IS EARNED ONLY BY CONTINUING CONSULTANCY OR EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THE OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE HERITAGE COMMERCE CORP 2013 INCENTIVE EQUITY PLAN THAT IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

(b)                                 Receipt of Plan. Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and the Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing the Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or the Option. Optionee further agrees to notify the Company upon any change in the residence address indicated above.

7.                                      Notice. Any notice required or permitted under this Option Agreement shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the party at its address as shown below, or to such other address as such party may designate in writing from time to time to the other party.

8.                                      Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee. In case of conflict between the provisions in the Plan and this Option Agreement, the provisions in the Plan shall prevail. This Option Agreement is governed by California law except for that body of law pertaining to conflict of laws.

Date:	HERITAGE COMMERCE CORP

By:

Date:	PARTICIPANT

By:

Exhibit A

HERITAGE COMMERCE CORP
2013 EQUITY INCENTIVE PLAN
EXERCISE NOTICE

TO:                                                                           Heritage Commerce Corp

150 Almaden Boulevard

San Jose, California 95113

ATTN:

SUBJECT:                                     NOTICE OF EXERCISE OF STOCK OPTION

In respect to the stock option granted to the undersigned on , to purchase an aggregate of shares of the Company’s Common Stock, this is official notice that the undersigned hereby elects to exercise such option to purchase shares as follows:

NUMBER OF SHARES:

DATE OF PURCHASE:

MODE OF PAYMENT:

(Certified check, cash or other [specify])

The shares should be issued as follows:

NAME:

ADDRESS:

Signed:

Dated:

Please send this notice of exercise to:

Heritage Commerce Corp

150 Almaden Boulevard

San Jose, California 95113

Attn:

A-1